CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Perritt MicroCap Opportunities Fund, Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Perritt MicroCap Opportunities Fund, Inc. for the year ended October 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Perritt MicroCap Opportunities Fund, Inc. for the stated period.

/s/  Michael J. Corbett                  /s/  Michael J. Corbett
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Michael J. Corbett                       Michael J. Corbett
President, Perritt MicroCap              Treasurer, Perritt MicroCap
Opportunities Fund,                      Opportunities Fund,
Inc.                                     Inc.

Dated:   January 5, 2005
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Perritt MicroCap Opportunities Fund, Inc. for purposes of the Securities Exchange Act of 1934.